Exhibit 99.4

11/98                                                                     Page 1


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,606,297,821.32
Beginning of the Month Finance Charge Receivables:            $   108,344,082.86
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 2,714,641,904.18


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $   145,216,887.88
Additional Finance Charge Receivables:                        $     5,439,088.76
Additional Total Receivables:                                 $   150,655,976.64


Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 2,736,622,992.93
End of the Month Finance Charge Receivables:                  $   120,178,951.69
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 2,856,801,944.62


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $ 2,330,000,000.00
End of the Month Transferor Amount                            $   406,622,992.93
End of the Month Transferor Percentage                                    14.86%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                  RECEIVABLES


       30-59 Days Delinquent                                  $    58,985,335.87
       60-89 Days Delinquent                                  $    43,142,144.07
       90+ Days Delinquent                                    $    81,005,241.02


       Total 30+ Days Delinquent                              $   183,132,720.96

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       Delinquent Percentage                                               6.41%

Defaulted Accounts During the Month                           $    14,078,205.21
Annualized Default Percentage                                              6.48%

Principal Collections                                             311,269,954.87
Principal Payment Rate                                                    11.94%

Total Payment Rate                                                        12.97%


INVESTED AMOUNTS


       Class A Initial Invested Amount                        $   322,000,000.00
       Class B Initial Invested Amount                        $    28,000,000.00

INITIAL INVESTED AMOUNT                                       $   350,000,000.00

       Class A Invested Amount                                $   368,000,000.00
       Class B Invested Amount                                $    32,000,000.00

INVESTED AMOUNT                                               $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.11%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.11%


MONTHLY SERVICING FEE                                         $       666,666.66

INVESTOR DEFAULT AMOUNT                                       $     2,127,216.81


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

       Class A Finance Charge Collections                     $     6,138,456.24
       Other Amounts                                          $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     6,138,456.24


       Class A Monthly Interest                               $     1,641,653.01
       Class A Servicing Fee                                  $       613,333.33
       Class A Investor Default Amount                        $     1,957,039.47

TOTAL CLASS A EXCESS SPREAD                                   $     1,926,430.43

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11/98                                                                     Page 3

REQUIRED AMOUNT                                               $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

       Class B Finance Charge Collections                     $       533,778.82
       Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       533,778.82


       Class B Monthly Interest                               $       145,974.66
       Class B Servicing Fee                                  $        53,333.33


TOTAL CLASS B EXCESS SPREAD                                   $       334,470.83


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $     2,260,901.26


       Excess Spread Applied to Required Amount               $             0.00

       Excess Spread Applied to Class A Investor              $             0.00
       Charge Offs

       Excess Spread Applied to Class B                       $       170,177.34
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                 $             0.00
       Class B Invested Amount

       Excess Spread Applied to Monthly Cash                  $        25,777.78
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $             0.00
       Account

       Excess Spread Applied to other amounts owed            $             0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $     2,064,946.14

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11/98                                                                     Page 4

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    11,853,670.84


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to           $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $             0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to           $             0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to           $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $             0.00
       other amounts owed Cash Collateral Depositor


YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.55%
       Base Rate (Prior Month)                                             7.68%
       Base Rate (Two Months Ago)                                          7.86%

THREE MONTH AVERAGE BASE RATE                                              7.70%

       Portfolio Yield (Current Month)                                    13.64%
       Portfolio Yield (Prior Month)                                      18.23%
       Portfolio Yield (Two Months Ago)                                   12.33%

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11/98                                                                     Page 5

THREE MONTH AVERAGE PORTFOLIO YIELD                                       14.73%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                          $    43,376,453.81

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                          $     3,771,865.54

TOTAL PRINCIPAL COLLECTIONS                                   $    47,148,319.35

REALLOCATED PRINCIPAL COLLECTIONS                             $
                                                              $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                         $             0.00
       Deficit Controlled Amortization Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                         $             0.00
       Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    47,148,319.35
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

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11/98                                                                     Page 6

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                        $    52,000,000.00
       Available Cash Collateral Amount                       $    52,000,000.00



TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                             First USA Bank, NA
                                             as Servicer


                                             By:  /s/ Tracie H. Klein
                                                  ---------------------------
                                                  Tracie H. Klein
                                                  Vice President